Exhibit 10.5

                AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT

         This is an Amendment No. 3 ("Amendment") to the Registration Rights Agreement dated October 22, 2002, as amended, entered into by and among Silver Key Mining Company, Inc., a Nevada corporation, now known as Health Systems Solutions, Inc. (the "Company"), and the holders (the "Investors") of the Company's capital stock and capital stock underlying Warrants set forth on the signature page hereof (collectively, the "Parties").

         WHEREAS, the Parties entered into a Registration Rights Agreement dated October 22, 2002, as amended (the "Registration Rights Agreement"), and the Parties wish to amend the Registration Rights Agreement;

         NOW, THEREFORE, in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties. The Parties, intending to be legally bound, agree as follows:

         A. Amendment. Section 4(a) of the Registration Rights Agreement is deleted in its entirety a replaced with the following:

         "4. REGISTRATION RIGHTS WITH RESPECT TO THE REGISTRABLE SECURITIES

(a) The Company agrees that it will prepare and file with the Commission, (i) on or before December 31, 2004 (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act (the "Registration Statement"), and (ii) if at least 20% of the Registrable Securities covered under the Registration Statement filed under (i) remain unsold during the effective period of such Registration Statement, then within 20 days following receipt of a written notice from the holders representing a majority of such unsold Registrable Securities, another Registration Statement so as to permit a resale of the Securities under the Securities Act by the Holders as selling stockholders and not as underwriters."

         B. Continuing Effect of Registration Rights Agreement. Unless expressly modified by the provisions of this Amendment, the terms of the Registration Rights Agreement, remain in full force and effect and are expressly ratified herein.

         C. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on this 25th day of March, 2004.

                                     COMPANY

                                             By: /s/B.M. Milvain
                                                 ---------------
                                           Name:    B.M. Milvain
                                          Title:    President

                                   INVESTORS:

                                     STANFORD VENTURE CAPITAL HOLDINGS, INC.

                                             By: /s/ James Davis
                                                 ---------------
                                           Name:     James Davis
                                          Title:     President

                                                 /s/ DANIEL BOGAR
                                                 ----------------
                                                     DANIEL BOGAR

                                                 /s/ RONALD STEIN
                                                 ----------------
                                                     RONALD STEIN

                                                 /s/ OSVALDO PI
                                                 --------------
                                                     OSVALDO PI

                                                 /s/ WILLIAM FUSSELMANN
                                                 ----------------------
                                                     WILLIAM FUSSELMANN

                                           DELUXE INVESTMENT COMPANY

                                            By:  /s/ Ian Markofsky
                                                 -----------------
                                                     Ian Markofsky